UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2026

FORTRESS VALUE ACQUISITION CORP. V

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43167	98-1901881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas

46th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 798-6100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FVAV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on February 27, 2026, Fortress Value Acquisition Corp. V (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”). The Class A Ordinary Shares were sold at a price of $10.00 per Class A Ordinary Share, generating gross proceeds to the Company of $250,000,000. Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 200,000 Class A Ordinary Shares (the “Private Placement Shares”) to Fortress Value Acquisition Sponsor V LLC, the Company’s sponsor, at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of approximately $2,000,000.

At the time of the IPO, the underwriter was granted an option to purchase up to an additional 3,750,000 Class A Ordinary Shares to cover overallotments, if any. On March 9, 2026, the Company sold to the underwriter, pursuant to the underwriter’s full exercise of its over-allotment option, 3,750,000 Class A Ordinary Shares to cover over-allotments made in the IPO, generating gross proceeds of approximately $37,500,000.

Giving effect to the over-allotment exercise, cash held in the trust account totals $287,500,000, which is comprised of the net proceeds from the sale of the 28,750,000 Class A Ordinary Shares, $250,000 of the proceeds from the sale of the Private Placement Shares and deferred underwriting commissions equal to $15,812,500.

On March 9, 2026, the Company issued a press release, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K, announcing the closing of the over-allotment exercise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated March 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS VALUE ACQUISITION CORP. V

	By:	/s/ John Konawalik
		Name:	John Konawalik
		Title:	Chief Financial Officer

Dated: March 9, 2026

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